UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2020

PINEAPPLE EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-55896	47-5185484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10351 Santa Monica Blvd., Suite 420

Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

310-877-7675

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

Pineapple Express, Inc. (the “Company”) is filing an amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2020 solely for the purpose of amending and restating Item 5.02 in its entirety to correct an inadvertent error therein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2020 (the “Effective Date”), Eric Kennedy resigned as a director of Pineapple Express, Inc. (the “Company”) in order to focus on other interests. There were no disagreements between the Company and Mr. Kennedy that led to his decision to resign.

In addition, as previously reported on the Company’s Registration Statement on Form 10 filed with the United States Securities and Exchange Commission on January 23, 2018, on March 8, 2017 Jaime Ortega (“Ortega”), a shareholder beneficially owning a majority of the issued and outstanding Common Stock of the Company, $0.0000001 par value per share (“Common Stock”), executed an Irrevocable Proxy (the “Irrevocable Proxy”) whereby 30,790,000 shares of Common Stock owned by Ortega are subject to an irrevocable proxy granted to Mr. Kennedy.

In connection with this resignation as a director, Mr. Kennedy informed Ortega and the Company of his decision to cease serving as proxy holder as of the Effective Date. Pursuant to the Irrevocable Proxy, Matthew Feinstein, the Company’s Interim Chief Financial Officer was appointed as the successor proxy holder.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 1.01 above is incorporated by reference in this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINEAPPLE EXPRESS, INC.

	By:	/s/ Shawn Credle
	Name:	Shawn Credle
Dated: April 6, 2020	Title:	Chief Executive Officer